UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07418
Name of Fund: Legg Mason Global Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2006
Date of reporting period: December 31, 2006

Item 1. Report to Shareholders
Annual Report to Shareholders

Legg Mason Global Trust, Inc. December 31, 2006

Annual Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Global Trust, Inc.’s annual report for Emerging Markets Trust, Global Income Trust, and International Equity Trust for the year ended December 31, 2006. Total returns for various periods ended December 31, 2006 are:

Total ReturnsA
	6 Months	12 Months

Emerging Markets TrustB
Primary Class	+24.19%	+33.18%
Institutional Class	+24.83%	+34.52%
Global Income Trust
Primary Class	+4.52%	+4.94%
International Equity TrustC
Primary Class	+14.81%	+26.39%
Financial Intermediary Class	+15.25%	+27.28%
Institutional Class	+15.45%	+27.70%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, the Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital distributions. Performance would have been lower if fees had not been waived in various periods.

Information for each of the Fund’s performance over longer periods of time is shown in their respective Performance Information sections within this Report. For more information about the Funds’ respective share classes included in the report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual examination, and audited financial statements for the year ended December 31, 2006, are included in this report.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance. Class R which began operations on December 28, 2006 had a total return of −0.05% for the period ended December 31, 2006.
B Emerging Markets’ performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.
C International Equity’s performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.

2  Annual Report to Shareholders

The Board of Directors recently approved a long-term capital gain distribution of $1.657 per share to shareholders of Emerging Markets Trust and $0.493 per share to shareholders of International Equity Trust, payable on December 8, 2006, to shareholders of record on December 6, 2006, and a short-term capital gain distribution of $0.887 per share to shareholders of Emerging Markets Trust and $0.124 per share to shareholders of International Equity Trust, payable on December 13, 2006, to shareholders of record on December 11, 2006.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

January 22, 2007

Annual Report to Shareholders  3

Management’s Discussion of Fund Performance

Legg Mason Emerging Markets Trust

Average annual total returns for the Fund for various periods ended December 31, 2006, are presented below, along with those of its benchmark and two comparative indices:

Average Annual Total Returns
	Six	One	Five	Ten	Since
	Months	Year	Years	Years	InceptionA

Emerging Markets Trust:
Primary Class	+24.19%	+33.18%	+26.54%	+12.04%	+11.89%
Institutional Class	+24.83%	+34.52%	N/A	N/A	+46.40%
MSCI EM Index (Net)B	+23.34%	+32.17%	+26.59%	N/A	N/A
MSCI EM Index (Gross)C	+23.53%	+32.59%	+26.97%	+9.40%	+8.49%
Lipper Emerging Markets Fund AverageD	+23.80%	+32.10%	+26.50%	+10.12%	+8.86%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Emerging markets continued to outperform developed markets. The return for the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net) (EM) was 32.17% for the year, while the S&P 500 Stock Composite Index and Morgan Stanley Capital International (“MSCI”) Europe, Australia and Far East (“EAFE”) indices rose 15.79% and 26.34%,

A The inception date of the Primary Class is May 28, 1996. The inception date of the Institutional Class is June 23, 2005. Index returns are for periods beginning May 31, 1996. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties.
C The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.
D Average of the 239 funds comprising the Lipper universe of emerging market funds, defined as funds that invest at least 65 % of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
N/A — Not applicable.

4  Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued
Legg Mason Emerging Markets Trust — Continued

respectively. Among the regions within the emerging markets index, Latin America was the strongest performer, up 43.5%, led by Brazil, while Asia rose 33.2%, led by China, the best-performing emerging market for the year, up 82.8%. At 24.3%, the return for the Europe, Middle East, Africa (EMEA) region lagged the EM index.
The return for the Fund’s Primary Class was 33.18%, outperforming the EM index for the year. The Fund also outperformed the 32.10% return for the Lipper average for emerging markets funds. The portfolio benefited from positive stock selection across the regions, most notably within China. At year end, the Fund was broadly diversified across emerging markets with the most significant overweights in Brazil and China, and most significant underweights in Taiwan and Poland. At year-end, the Fund was attractively valued compared with the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (EM) (net), with a forward 12-month P/E ratio in line with the index and a higher forward two-year earnings growth rate.

Batterymarch Financial Management, Inc.

January 22, 2007

Annual Report to Shareholders  5

Expense Example

Emerging Markets Trust
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses
The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06-12/31/06

Primary Class
Actual	$1,000.00	$1,241.90	$12.71
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42
Institutional Class
Actual	$1,000.00	$1,248.30	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 2.25% and 1.25% for the Primary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

6  Annual Report to Shareholders

Performance Information

Emerging Markets Trust

The graphs on the following pages compare the Fund’s total return to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders  7

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+33.18%	+33.18%
Five Years	+224.40%	+26.54%
Ten Years	+211.79%	+12.04%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment. This graph is provided for illustrative purposes only due to the lack of operating history of the Fund’s current benchmark: MSCI EM (Net).

8  Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties. Index returns are for periods beginning December 31, 2000.

Annual Report to Shareholders  9

Growth of a $1,000,000 Investment — Institutional Class
Period Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+34.52%	+34.52%
Life of Class*	+78.72%	+46.40%
* Inception date: June 23, 2005

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C Index returns are for periods beginning June 30, 2005.

10  Annual Report to Shareholders

Industry Diversification
December 31, 2006
(Amounts in Thousands)

	%% of Net
	Assets	Value

Auto Components	0.3%	$968
Automobiles	1.2	4,454
Beverages	0.4	1,654
Capital Markets	1.3	5,077
Chemicals	0.1	508
Commercial Banks	13.6	51,323
Computers and Peripherals	1.8	6,990
Construction and Engineering	2.9	10,829
Construction Materials	3.1	11,702
Diversified Consumer Services	0.6	2,190
Diversified Financial Services	0.3	1,320
Diversified Telecommunication Services	2.1	8,013
Electric Utilities	1.3	4,973
Electrical Equipment	2.5	9,413
Electronic Equipment and Instruments	3.2	12,236
Energy Equipment and Services	0.5	1,811
Food and Staples Retailing	1.8	6,737
Food Products	1.2	4,667
Gas Utilities	1.0	3,800
Health Care Providers and Services	0.6	2,268
Hotels, Restaurants and Leisure	1.5	5,564
Household Durables	0.7	2,489
Industrial Conglomerates	1.8	6,897
Insurance	1.8	6,822
Internet Software and Services	1.2%	$4,457
IT Services	0.2	717
Leisure Equipment and Products	0.4	1,624
Machinery	2.7	10,417
Media	0.4	1,603
Metals and Mining	9.0	34,115
Multiline Retail	0.3	1,186
Oil, Gas and Consumable Fuels	13.9	52,407
Paper and Forest Products	0.9	3,240
Personal Products	0.6	2,418
Pharmaceuticals	0.3	1,153
Real Estate Management and Development	2.4	9,065
Road and Rail	0.8	3,079
Semiconductors and Semiconductor Equipment	6.3	23,690
Software	0.4	1,449
Specialty Retail	0.9	3,431
Textiles, Apparel and Luxury Goods	0.6	2,146
Tobacco	0.6	2,233
Transportation Infrastructure	0.1	349
Wireless Telecommunication Services	8.5	31,972
Short-Term Investments	3.3	12,314

Total Investment Portfolio	99.4	375,770
Other Assets Less Liabilities	0.6	2,282

Net Assets	100.0%	$378,052

Annual Report to Shareholders  11

Portfolio of Investments

Emerging Markets Trust
December 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 91.7%
Argentina — 1.1%
Tenaris SA — ADR	36	$1,811
Ternium SA — ADR	78	2,295	A

		4,106

Brazil — 9.2%
Banco Bradesco SA — ADR	18	738
Banco Itau Holding Financeira SA — ADR	53	1,923
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA	85	467	A
Companhia Vale do Rio Doce (CVRD) — ADR	282	7,413
Datasul SA	157	1,449	A
Gerdau SA — ADR	43	680
Localiza Rent a Car SA	102	3,079
Lojas Renner SA	83	1,186
Natura Cosmeticos SA	41	576
Petroleo Brasileiro SA — ADR	110	10,176
Tim Participacoes SA — ADR	88	3,057
Unibanco — Uniao de Bancos Brasileiros SA — GDR	45	4,183

		34,927

China — 11.0%
Angang New Steel Co. Ltd.	2,118	3,110
China International Marine Containers (Group) Co. Ltd.	504	1,055
China Life Insurance Co. Ltd.	1,419	4,825
China Mengniu Dairy Co. Ltd.	786	2,061
China Merchants Bank Co. Ltd.	851	1,803	A
China Petroleum and Chemical Corp. (Sinopec)	4,828	4,469
China Resources Land Ltd.	1,430	1,712
Far East Pharmaceutical Technology Co. Ltd.	4,304	—	B,C
FU JI Food and Catering Services	459	1,189
Harbin Power Equipment Co. Ltd.	2,394	2,745
Hengan International Group Co. Ltd.	754	1,842
Hunan Non-Ferrous Metal Corp. Ltd. — Class H	1,576	912	A

12  Annual Report to Shareholders

Portfolio of Investments — Continued
Emerging Markets Trust — Continued

	Shares/Par	Value

China — Continued
Industrial and Commercial Bank of China — Class H	5,743	$3,581	A
Li Ning Co. Ltd.	968	1,553
Nine Dragons Paper Holdings Ltd.	436	753
PetroChina Co. Ltd.	2,678	3,794
Prime Success International Group Ltd.	1,178	1,095
Shanghai Prime Machinery Co. Ltd. — Class H	3,476	1,207	A
Shanghai Zhenhua Port Machinery Co. Ltd.	2,591	3,417
Zhuzhou CSR Times Electric Co. Ltd.	408	564	A

		41,687

Egypt — 0.8%
Orascom Construction Industries	60	2,889
Orascom Construction Industries — GDR	0.5	46

		2,935

Hong Kong — 3.2%
China Mobile Ltd.	755	6,533
China Overseas Land and Investment Ltd.	3,066	4,108
China Overseas Land and Investment Ltd. — warrants	498	390	A
Hopson Development Holdings Ltd.	322	911
Shanghai Real Estate Ltd.	674	233

		12,175

Hungary — 0.8%
MOL Hungarian Oil and Gas Nyrt	12	1,360
OTP Bank Nyrt	36	1,662

		3,022

India — 6.4%
Crompton Greaves Ltd.	1,096	5,190
Grasim Industries Ltd.	56	3,574
Indian Hotels Co. Ltd.	429	1,507
Info Edge (India) Ltd.	31	410	A
Infosys Technologies Ltd.	14	717
IVRCL Infrastructures and Projects Ltd.	367	3,220
Kesoram Industries Ltd.	115	1,424
Mahindra and Mahindra Ltd.	149	3,075

Annual Report to Shareholders  13

	Shares/Par	Value

India — Continued
Maruti Udyog Ltd.	66	$1,379
Reliance Communications Ltd.	187	2,002	A
Reliance Industries Ltd.	42	1,204
Steel Authority of India Ltd.	293	591

		24,293

Indonesia — 2.7%
PT Bank Danamon Indonesia Tbk	994	746
PT Bank Rakyat Indonesia	1,889	1,081
PT Indocement Tunggal Prakarsa Tbk	991	634
PT Perusahaan Gas Negara	1,170	1,509
PT Telekomunikasi Indonesia	4,055	4,553
PT United Tractors Tbk	2,346	1,709

		10,232

Israel — 0.8%
Bank Hapoalim B.M.	414	1,949
Teva Pharmaceutical Industries Ltd. — ADR	37	1,153

		3,102

Malaysia — 1.9%
Digi.com Berhad	347	1,493
IOI Corp. Berhad	500	2,606
Malayan Banking Berhad	548	1,833
Resorts World Berhad	308	1,272

		7,204

Mexico — 6.6%
Alsea SA de CV	293	1,596
America Movil SA de CV	2,207	4,977
America Movil SA de CV — ADR	43	1,944
America Telecom SA de CV	324	2,956	A
Cemex SA de CV — ADR	179	6,070	A
Coca-Cola Femsa SA de CV — ADR	8	300
Consorcio ARA SA de CV	274	1,863
Controladora Comercial Mexicana SA de CV	375	973
Desarrolladora Homex SA de CV — ADR	11	626	A

14  Annual Report to Shareholders

Portfolio of Investments — Continued
Emerging Markets Trust — Continued

	Shares/Par	Value

Mexico — Continued
Fomento Economico Mexicano SA de CV — ADR	12	$1,354
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	16	349	A
Grupo Financiero Banorte SA de CV — Class O	477	1,867

		24,875

Oman — 0.4%
Bank Muscat SAOG — GDR	113	1,409	D

Pakistan — 0.1%
Fauji Fertilizer Co. Ltd.	294	508

Philippines — 1.7%
Ayala Land Inc.	5,500	1,711
Bank of the Philippine Islands	840	1,088
Philippine Long Distance Telephone Co.	72	3,756

		6,555

Russia — 8.9%
Chelyabinsk Zink Factory — GDR	41	702	A,D
Gazprom	349	4,016
Gazprom — ADR	288	13,239
LUKOIL — ADR	43	3,808
NovaTek OAO — GDR	50	3,162	D
RAO Unified Energy System — GDR	21	2,313	D
Sistema JSFC — GDR	72	2,291	D
Surgutneftegaz — ADR	20	1,540
Vsmpo-Avisma Corp.	9	2,608

		33,679

South Africa — 10.0%
Aveng Ltd.	605	2,904
Barloworld Ltd.	108	2,524
Impala Platinum Holdings Ltd.	183	4,818
Investec Ltd.	267	3,338

Annual Report to Shareholders  15

	Shares/Par	Value

South Africa — Continued
Kumba Iron Ore Ltd.	122	$1,931	A
Kumba Resources Ltd.	122	972
Lewis Group Ltd.	133	1,115
Massmart Holdings Ltd.	111	1,109
Mr. Price Group Ltd.	308	1,109
MTN Group Ltd.	293	3,564
Murray and Roberts Holdings Ltd.	504	2,883
Nedbank Group Ltd.	67	1,275
Network Healthcare Holdings Ltd.	1,150	2,268	A
Reunert Ltd.	181	2,117
Sappi Ltd.	85	1,422
Sasol Ltd.	51	1,873
Shoprite Holdings Ltd.	130	476
Standard Bank Group Ltd.	70	938
Truworths International Ltd.	264	1,207

		37,843

South Korea — 13.5%
Cheil Industries Inc.	25	1,051
Doosan Infracore Co. Ltd.	50	1,132
GS Engineering and Construction Corp.	20	1,770
GS Holdings Corp.	42	1,359
Hankook Tire Co. Ltd.	57	968
Hansol Paper Co. Ltd.	70	1,065
Hyundai Heavy Industries Co. Ltd.	6	745
Hyundai Mipo Dockyard Co. Ltd.	9	1,152
Kookmin Bank — ADR	35	2,806
Korea Electric Power Corp.	40	1,824
KT Corp.	30	1,500
KT&G Corp.	37	2,233
MegaStudy Co. Ltd.	15	2,190
NHN Corp.	27	3,300
POSCO	12	3,987
Samsung Electronics Co. Ltd.	19	12,270
Samsung Fire and Marine Insurance Co. Ltd.	12	1,997

16  Annual Report to Shareholders

Portfolio of Investments — Continued
Emerging Markets Trust — Continued

	Shares/Par		Value

South Korea — Continued
Samsung Securities Co. Ltd.	32		$1,739
Samsung Techwin Co. Ltd.	41		1,490
Shinhan Financial Group Co. Ltd.	44		2,247
Shinsegae Co. Ltd.	7		4,179

			51,004

Taiwan — 9.0%
Advanced Semiconductor Engineering Inc.	1,555		1,766	A
Asustek Computer Inc.	869		2,379
Catcher Technology Co. Ltd.	165		1,617
Chinatrust Financial Holding Co. Ltd.	2,138		1,788
Chunghwa Telecom Co. Ltd.	157		292
Chunghwa Telecom Co. Ltd. — ADR	46		900
Delta Electronics Inc.	861		2,774
High Tech Computer Corp.	75		1,493
Hon Hai Precision Industry Co. Ltd.	1,029		7,345
Novatek Microelectronics Corp. Ltd.	123		556
O-Ta Precision Industry Co. Ltd.	33		71
Siliconware Precision Industries Co. — ADR	353		2,771
SPI Electronic Co. Ltd.	699		914
Taishin Financial Holdings Co. Ltd.	4,930		2,890	A
Taiwan Semiconductor Manufacturing Co. Ltd.	2,282		4,727
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	—	E	—	C
Wistron Corp.	1,010		1,501

			33,784

Turkey — 3.6%
Asya Katilim Bankasi AS	595		2,350	A
Denizbank AS	—	E	—	A,C
Dogan Yayin Holding AS	456		1,603	A
Tupras-Turkiye Petrol Rafinerileri AS	97		1,662
Turkcell Iletisim Hizmet AS	335		1,690

Annual Report to Shareholders  17

	Shares/Par	Value

Turkey — Continued
Turkiye Garanti Bankasi AS	988	$3,263
Turkiye Vakiflar Bankasi T.A.O.	600	2,815

		13,383

Total Common Stocks and Equity Interests (Cost — $256,838)		346,723

Preferred Stocks — 4.4%
Brazil — 4.0%
Banco Bradesco SA — ADR	55	2,218
Banco Bradesco SA	2	78	A
Banco Itau Holding Financeira SA	66	2,385
Bradespar SA	28	1,320
Companhia Energetica de Minas Gerais	17,000	836
Companhia Vale do Rio Doce (CVRD)	128	3,256
Gerdau SA	7	109
Itausa — Investimentos Itau SA	471	2,407
Petroleo Brasileiro SA — ADR	3	278
Tele Norte Leste Participacoes SA — ADR	52	768
Universo Online SA	137	747	A
Usinas Siderurgicas de Minas Gerais SA	19	731

		15,133

South Korea — 0.4%
Samsung Electronics Co. Ltd.	3	1,600

Total Preferred Stocks (Cost — $11,981)		16,733

18  Annual Report to Shareholders

Portfolio of Investments — Continued
Emerging Markets Trust — Continued

	Shares/Par	Value

Repurchase Agreements — 3.3%
Bank of America 5.24%, dated 12/29/06, to be repurchased at $6,160 on 1/2/07 (Collateral: $6,220 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $6,276)	$6,157	$6,157

Goldman, Sachs & Company 5.21%, dated 12/29/06, to be repurchased at $6,160 on 1/2/07 (Collateral: $6,668 Fannie Mae mortgage-backed securities, 4.5%, due 8/1/35, value $6,272)	6,157	6,157

Total Repurchase Agreements (Cost — $12,314)		12,314

Total Investments — 99.3% (Cost — $281,133)		375,770
Other Assets Less Liabilities — 0.7%		2,282

Net Assets — 100.0%		$378,052

A Non-income producing.

B Illiquid security valued at fair value under procedures approved by the Board of Directors.

C Amount represents less than $1.

D Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 2.61% of net assets.

E Amount represents less than .05.

ADR — American Depository Receipt

GDR — Global Depository Receipt

See notes to financial statements.

Annual Report to Shareholders  19

Statement of Assets and Liabilities

Emerging Markets Trust
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $268,819)		$363,456
Short-term securities at value (Identified Cost – $12,314)		12,314
Cash and foreign currencies		2,055
Receivable for securities sold		160
Receivable for fund shares sold		5,905
Dividend and interest receivable		694

Total assets		384,584

Liabilities:
Payable for securities purchased	$4,831
Payable for fund shares repurchased	503
Accrued management fee	329
Accrued distribution and service fees	277
Accrued expenses	215
Payable for foreign capital gain taxes	377

Total liabilities		6,532

Net Assets		$378,052

Net assets consist of:
Accumulated paid-in-capital applicable to:
15,069 Primary Class shares outstanding		$247,050
1,214 Institutional Class shares outstanding		25,012
Accumulated net investment loss		(509)
Undistributed net realized gain on investments		12,203
Unrealized appreciation of investments		94,296	A

Net Assets		$378,052

Net Asset Value Per Share:
Primary Class		$23.20

Institutional Class		$23.38

A	Net of deferred foreign taxes of $333. See Note 1 to the financial statements.

See notes to financial statements.

20  Annual Report to Shareholders

Statement of Operations

Emerging Markets Trust
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:

Dividends	$6,548
Interest	475
Less foreign tax withheld	(611)

Total income			$6,412

Expenses:

Advisory fee	3,085
Distribution and service fees:
Primary Class	2,921
Audit and legal fees	63
Custodian fee	581
Directors’ fees and expenses	62
Registration fees	49
Reports to shareholders	104
Transfer agent and shareholder servicing expense:
Primary Class	248
Institutional Class	2
Other expenses	54

	7,169
Less: Fees waived	(389)
Compensating balance credits	(3)

Total expenses, net of waivers and compensating balance credits			6,777

Net Investment Income			(365)

Net Realized and Unrealized Gain on Investments:

Realized gain on:
Investments	48,741	A
Foreign currency transactions	910

			49,651

Change in unrealized appreciation/(depreciation) of:
Investments	35,659	B
Assets and liabilities denominated in foreign currencies	(5)

			35,654

Net Realized and Unrealized Gain on Investments			85,305

Change in Net Assets Resulting From Operations			$84,940

A	Net of foreign taxes of $211. See Note 1 to the financial statements.
B	Net of deferred foreign taxes of $333. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders  21

Statement of Changes in Net Assets

Emerging Markets Trust
(Amounts in Thousands)

	For the Years Ended
	December 31,
	2006	2005

Change in Net Assets:
Net investment income/(loss)	$(365)	$770
Net realized gain on investments and foreign currency transactions	49,651	30,189
Change in unrealized appreciation of investments and assets and liabilities denominated in foreign currencies	35,654	29,298

Change in net assets resulting from operations	84,940	60,257
Distributions to shareholders from net investment income:
Primary Class	—	(203)
Institutional Class	—	(111)
Distributions to shareholders from net realized gains:
Primary Class	(40,636)	(28,953)
Institutional Class	(2,574)	(1,281)
Change in net assets from Fund share transactions
Primary Class	96,411	39,355
Institutional Class	14,279	10,733

Change in net assets	152,420	79,797
Net Assets:
Beginning of year	225,632	145,835

End of year	$378,052	$225,632

Accumulated net investment loss	$(509)	$(62)

See notes to financial statements.

22  Annual Report to Shareholders

Financial Highlights

Emerging Markets Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006		2005	2004	2003	2002

Net asset value, beginning of year	$19.80		$16.70	$14.69	$ 8.64	$10.08

Investment operations:
Net investment income/(loss)	(.04)	A	.07	(.01)	.05	(.03)
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	6.38		6.04	2.98	6.00	(1.41)

Total from investment operations	6.34		6.11	2.97	6.05	(1.44)

Distributions paid from:
Net investment income	—		(.02)	—	—	—
Net realized gain on investments	(2.94)		(2.99)	(.96)	—	—

Total distributions	(2.94)		(3.01)	(.96)	—	—

Net asset value, end of year	$23.20		$19.80	$16.70	$14.69	$ 8.64

Total return	33.18%		38.51%	20.51%	70.26%	(14.29)%

Ratios To Average Net Assets:B
Total expenses	2.38%		2.54%	2.62%	2.99%	2.96%
Expenses net of waivers, if any	2.25%		2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.25%		2.25%	2.31%	2.50%	2.50%
Net investment income/(loss)	(.17)%		0.45%	(0.08)%	0.40%	(0.17)%

Supplemental Data:
Portfolio turnover rate	96.4%		132.6%	149.1%	169.2%	77.6%
Net assets, end of year (in thousands)	$349,674		$214,123	$145,835	$96,203	$51,861

A	Computed using average daily shares outstanding.

B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders  23

Institutional Class:

	Year Ended		Period Ended
	December 31, 2006		December 31, 2005C

Net asset value, beginning of year	$19.74		$16.90

Investment operations:
Net investment income	.17	A	.04
Net realized and unrealized gain on investments, and foreign currency transactions	6.41		5.40

Total from investment operations	6.58		5.44

Distributions paid from:
Net investment income	—		(.19)
Net realized gain on investments	(2.94)		(2.41)

Total distributions	(2.94)		(2.60)

Net asset value, beginning of year	$23.38		$19.74

Total return	34.52%		32.86	%D
Ratios To Average Net Assets:B
Total expenses	1.31%		1.47	%E
Expenses net of waivers, if any	1.25%		1.25	%E
Expenses net of all reductions	1.25%		1.25	%E
Net investment income	.79%		.56	%E
Supplemental Data:
Portfolio turnover rate	96.4%		132.6	%D
Net assets, end of year (in thousands)	$28,378		$11,509

C	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

D	Not annualized.

EAnnualized.

See notes to financial statements.

24  Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Global Income Trust

Average annual total returns for the Fund for various periods ended December 31, 2006, are presented below, along with those of its benchmarks and a comparative index:

Average Annual Total Returns
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	InceptionA

Global Income Trust
Primary Class	+4.94%	+4.12%	+6.62%	+3.59%	+5.02%
Lehman Global Aggregate Index (50% Hedged)B	+5.14%	+4.03%	+6.43%	N/A	N/A
Citigroup World Government ex-U.S. Index (Hedged)C	+3.10%	+4.65%	+4.52%	+6.34%	+7.16%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

General Market Performance

The year can be characterized as a year of two halves with the first part of the year dominated by stronger than expected growth and inflation data around the world, and a second half

A The inception date of the Primary Class is April 16, 1993. Index returns are for periods beginning March 31, 1993. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this index is January 1, 1999.
C An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.
N/A — Not applicable

Annual Report to Shareholders  25

showing some signs of a global economic slowdown led by the U.S. In the first half of the year most central banks around the world reconfirmed their policy tightening bias; as growth and inflation data continued to show strength, central banks were forced to reassert their inflation-fighting credentials. Even central banks that had been expected to remain on hold as they had led the tightening cycle were making noises again about hiking rates further. This backdrop resulted in negative returns across all developed government bond markets over the first half. However, by the third quarter, concerns over a global growth slowdown led by a weakening in the U.S. housing market raised perceptions the Federal Reserve’s tightening cycle was close to an end at 5.25%. This backdrop led to a strong performance in all developed government bond markets. The final quarter of the year, however, resulted in weak lackluster performance as expectations for the growth outlook became more positive and the upside risks to inflation reappeared on the horizon. The U.S. and Japanese markets registered positive returns, while the U.K. and European region returns were negative. Credit sector returns were strong over the year supported by the positive growth, healthy profit and still benign monetary policy backdrop. In particular, high yield and emerging markets debt (EMD) bonds generated strong returns. The mortgage-backed securities (MBS) sector also performed well as interest rates still traded in a tighter range and volatility remained low.
In foreign-exchange markets, the U.S. dollar weakened against the euro but strengthened against the yen. The U.S. dollar weakened on the signs of growth moderation and a possible pause in the U.S. interest cycle. The euro was buoyed as the strength of the euro zone’s economic data launched speculation that the European Central Bank’s (ECB) rate of monetary policy tightening was going to accelerate. Expectations for further rate hikes by the Bank of Japan (BoJ) began to be pushed back as the growth recovery momentum slowed, and the yen continued to suffer the effects of being a funding currency for investment in other higher yielding currency assets (the “carry trade”), and the currency continued to remain in a weak trend against all major currencies.

Fund Performance

The Fund posted a net return of 4.94% for 2006, compared to 5.14% for the Lehman Global Aggregate Index, (50% Hedged) to U.S. dollars. Positive contributions came from our overweight at the front end of the U.S., which offset the negative contributions that came as a result of substantial underweight in Japan and our overweights in the U.K. and euro zone markets. Our exposure to peripheral markets, Poland and South Africa, added to returns. Our exposure to spread sectors including high yield, EMD and MBS (U.S. and Danish) contributed positively to returns. Our tactical foreign exchange position, short U.S. dollar, versus the euro made a small contribution to returns and offset the drag from the short versus the yen.

Western Asset Management Company Limited

January 22, 2007

26  Annual Report to Shareholders

Expense Example

Global Income Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,045.20	$7.22
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 1.40% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders  27

Performance Information

Global Income Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

28  Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+4.94%	+4.94%
Five Years	+37.77%	+6.62%
Ten Years	+42.22%	+3.59%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. This graph is provided for illustrative purposes due to the shorter operating history of the Lehman Global Aggregate Bond Index (50% Hedged), the Fund’s current benchmark.

Annual Report to Shareholders  29

Growth of a $10,000 Investment — Primary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. Returns are for periods beginning January 1, 1999.

30  Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2006)C

Standard & Poor’s Debt RatingsD (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
D Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders  31

Portfolio of Investments

Global Income Trust
December 31, 2006
(Amounts in Thousands)

		Maturity	Par/
	Rate	Date	Shares†		Value

Long-Term Securities — 97.8%
Corporate Bonds and Notes — 38.4%
Aerospace and Defense — N.M.
DRS Technologies Inc.	6.625%	2/1/16	5		$5

Auto Components — 0.2%
GKN Holdings PLC	6.750%	10/28/19	20	GBP	40
Visteon Corp.	8.250%	8/1/10	15		15

					55

Building Products — 0.1%
Eco-Bat Finance Ltd.	10.125%	1/31/13	20	EUR	29	A

Capital Markets — 1.7%
AIB UK 1 LP	4.781%	12/29/49	183	EUR	230	B
Lehman Brothers Holdings Inc.	4.000%	1/22/08	30		29
Lehman Brothers Holdings Inc.	7.000%	2/1/08	100		102
The Bear Stearns Cos. Inc.	5.125%	1/20/10	20	GBP	39
UBS Preferred Funding	4.280%	4/29/49	177	EUR	228	B

					628

Chemicals — 0.4%
Degussa AG	5.125%	12/10/13	66	EUR	86
Lyondell Chemical Co.	8.000%	9/15/14	5		5
Lyondell Chemical Co.	8.250%	9/15/16	5		5
MacDermid Inc.	9.125%	7/15/11	24		25
Westlake Chemical Corp.	6.625%	1/15/16	8		8

					129

Commercial Banks — 4.2%
Banca Monte dei Paschi di Siena SpA	4.875%	5/31/16	100	EUR	131
Banco Bradesco SA	8.000%	4/15/14	50	EUR	77
Bank One Corp.	5.900%	11/15/11	180		184
BAWAG P.S.K	4.350%	5/28/13	29	EUR	38

32  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued
Commercial Banks — Continued
Caisse Nationale des Caisses d’Epargne et de Prevoyance	4.625%	7/29/49	$48	EUR	$63	B
Company Operative Bank PLC	5.875%	4/2/19	50	GBP	$97	B
Dexia Credit Local	4.300%	11/29/49	100	EUR	127	B
Fortis Bank SA/N.V.	4.625%	10/29/49	100	EUR	131	A,B
HBOS PLC	5.125%	10/29/49	100	EUR	135	B
Lloyds Bank PLC	4.385%	5/29/49	201	EUR	254	B
Royal Bank of Scotland PLC	6.200%	3/29/49	50	GBP	103	B
Unicredito Italiano Capital Trust	4.028%	10/27/49	190	EUR	234	B

					1,574

Commercial Services and Supplies — 0.8%
Waste Management Inc.	6.875%	5/15/09	275		284

Consumer Finance — 3.6%
Ford Motor Credit Co.	7.375%	10/28/09	420		421
Ford Motor Credit Co.	7.375%	2/1/11	50		49
General Motors Acceptance Corp.	4.750%	9/14/09	105	EUR	138
GMAC LLC	5.625%	5/15/09	410		407
GMAC LLC	8.000%	11/1/31	200		230
HSBC Capital Funding	5.130%	12/29/49	80	EUR	108	B

					1,353

Diversified Consumer Services — 0.3%
Dignity Finance PLC	8.151%	12/31/31	40	GBP	104
Service Corp. International	7.000%	6/15/17	10		10

					114

Diversified Financial Services — 6.6%
Annington Finance No. 4	8.070%	1/10/23	80	GBP	197
Boeing Capital Corp.	5.750%	2/15/07	280		280
Citigroup Inc.	4.125%	2/22/10	240		233
DI Finance LLC	9.500%	2/15/13	9		10
Fortis Hybrid Financing	5.125%	6/29/49	157	EUR	208	B
HSBC Finance Corp.	8.000%	7/15/10	50		54

Annual Report to Shareholders  33

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued
Diversified Financial Services — Continued
HSBC Finance Corp.	7.000%	5/15/12	80		$86
ING Groep N.V.	4.176%	6/8/49	108	EUR	137	B
Irish Nationwide Building Society	5.875%	12/15/08	50	GBP	98
JPMorgan Chase and Co.	5.750%	1/2/13	170		173
Mellon Funding Corp.	6.375%	11/8/11	96	GBP	194
Nordea Kredit Realkreditaktieselskab	4.000%	10/1/38	3,334	DKK	542
RZB Finance Jersey IV	5.169%	5/29/49	200	EUR	260	B

					2,472

Diversified Telecommunication Services — 0.8%
AT&T Inc.	5.100%	9/15/14	30		29
BellSouth Corp.	4.750%	11/15/12	10		10
Cincinnati Bell Inc.	7.000%	2/15/15	10		10
France Telecom SA	8.000%	12/20/17	14	GBP	32
Koninklijke (Royal) KPN N.V.	4.500%	3/18/13	50	EUR	65
Koninklijke (Royal) KPN N.V.	4.750%	1/17/17	87	EUR	113
Qwest Capital Funding Inc.	7.750%	2/15/31	20		20
Qwest Communications International Inc.	8.874%	2/15/09	10		10	C
Windstream Corp.	8.625%	8/1/16	5		5	A

					294

Electric Utilities — 2.4%
Duke Energy Corp.	3.750%	3/5/08	200		196
Exelon Corp.	5.625%	6/15/35	60		56
FirstEnergy Corp.	6.450%	11/15/11	190		198
FirstEnergy Corp.	7.375%	11/15/31	70		80
Pacific Gas and Electric Co.	3.600%	3/1/09	330		319
The Cleveland Electric Illuminating Co.	5.650%	12/15/13	40		40

					889

Energy Equipment and Services — 0.1%
Pride International Inc.	7.375%	7/15/14	20		21

34  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued

Food and Staples Retailing — 0.6%
Central European Distribution Corp.	8.000%	7/25/12	50	EUR	$71	A
Wal-Mart Stores Inc.	6.875%	8/10/09	160		167

					238

Food Products — 0.1%
Kraft Foods Inc.	5.250%	6/1/07	50		50

Gas Utilities — 0.5%
AmeriGas Partners LP	7.250%	5/20/15	10		10
Southern Natural Gas Co.	8.875%	3/15/10	105		110
Southern Natural Gas Co.	8.000%	3/1/32	49		57
Suburban Propane Partners LP	6.875%	12/15/13	15		15

					192

Health Care Equipment and Supplies — 0.1%
Fresenius Finance B.V.	5.000%	1/31/13	13	EUR	17	A
Fresenius Finance B.V.	5.500%	1/31/16	8	EUR	11	A
Fresenius Medical Care Capital Trust II	7.875%	2/1/08	22		23	D

					51

Health Care Providers and Services — 0.7%
AmerisourceBergen Corp.	5.875%	9/15/15	10		10
DaVita Inc.	7.250%	3/15/15	25		25
HCA Inc.	6.250%	2/15/13	190		168
HCA Inc.	7.500%	11/6/33	50		41
Omnicare Inc.	6.875%	12/15/15	4		4
Tenet Healthcare Corp.	6.500%	6/1/12	20		18
Tenet Healthcare Corp.	9.875%	7/1/14	10		10

					276

Hotels, Restaurants and Leisure — 0.7%
Boyd Gaming Corp.	6.750%	4/15/14	10		10
Boyd Gaming Corp.	7.125%	2/1/16	130		129

Annual Report to Shareholders  35

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued
Hotels, Restaurants and Leisure — Continued
Caesars Entertainment Inc.	8.125%	5/15/11	$7		$7
Caesars Entertainment Inc.	7.000%	4/15/13	8		8
Hilton Hotels Corp.	7.625%	5/15/08	4		4
Inn of the Mountain Gods Resort and Casino	12.000%	11/15/10	10		11
MGM MIRAGE	8.500%	9/15/10	20		21
MGM MIRAGE	6.750%	9/1/12	20		20
MGM MIRAGE	6.625%	7/15/15	5		5
MGM MIRAGE	7.625%	1/15/17	5		5
Mohegan Tribal Gaming Authority	8.000%	4/1/12	8		8
Premier Entertainment Biloxi LLC	10.750%	2/1/12	10		10
Starwood Hotels and Resorts Worldwide Inc.	7.375%	5/1/07	5		5
Station Casinos Inc.	6.000%	4/1/12	10		10
Station Casinos Inc.	6.875%	3/1/16	5		5
Station Casinos Inc.	7.750%	8/15/16	5		5

					263

Independent Power Producers and Energy Traders — 0.7%
Dynegy Holdings Inc.	8.750%	2/15/12	10		11
NRG Energy Inc.	7.250%	2/1/14	20		20
The AES Corp.	9.500%	6/1/09	17		18
The AES Corp.	8.875%	2/15/11	7		7
The AES Corp.	8.750%	5/15/13	65		70	A
The AES Corp.	7.750%	3/1/14	6		6
TXU Corp.	6.550%	11/15/34	140		131

					263

Industrial Conglomerates — 0.9%
Tyco International Group SA	6.125%	4/4/07	260	EUR	345

Insurance — 2.4%
Aviva PLC	5.700%	9/29/49	100	EUR	137	B
Axa	5.777%	7/29/49	50	EUR	69	B

36  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued
Insurance — Continued
Bupa Finance PLC	6.125%	9/16/20	45	GBP	$88	B
ELM B.V.	5.252%	5/29/49	300	EUR	399	B
Royal and Sun Alliance Insurance Group PLC	8.500%	7/29/49	53	GBP	117	B
SL PLC	5.314%	1/29/49	60	EUR	79	B

					889

IT Services — 0.3%
Electronic Data Systems Corp.	7.125%	10/15/09	110		115
SunGard Data Systems Inc.	9.125%	8/15/13	10		10

					125

Media — 3.2%
Central European Media Enterprises Ltd.	9.227%	5/15/12	50	EUR	68	A,C
Comcast Cable Communications Inc.	6.750%	1/30/11	155		162
Comcast Corp.	6.500%	1/15/15	95		99
Comcast Corp.	6.500%	1/15/17	60		63
Cox Communications Inc.	7.125%	10/1/12	195		208
CSC Holdings Inc.	7.625%	4/1/11	1		1
CSC Holdings Inc.	7.875%	2/15/18	20		20
DirecTV Holdings LLC	8.375%	3/15/13	15		16
Echostar DBS Corp.	7.125%	2/1/16	30		30
Idearc Inc.	8.000%	11/15/16	10		10	A
Lamar Media Corp.	7.250%	1/1/13	19		19
The Reader’s Digest Association Inc.	6.500%	3/1/11	10		10
Time Warner Inc.	6.150%	5/1/07	385		386
Time Warner Inc.	6.875%	5/1/12	5		5
Time Warner Inc.	7.625%	4/15/31	100		112

					1,209

Multiline Retail — N.M.
J.C. Penney Co. Inc.	7.400%	4/1/37	10		11

Annual Report to Shareholders  37

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued

Office Electronics — N.M.
Xerox Corp.	6.750%	2/1/17	10		$11

Oil, Gas and Consumable Fuels — 3.6%
Chesapeake Energy Corp.	6.250%	1/15/18	$10		$10
ConocoPhillips	4.750%	10/15/12	150		146
Devon Financing Corp. ULC	6.875%	9/30/11	260		275
El Paso Corp.	7.800%	8/1/31	17		19
El Paso Corp.	7.750%	1/15/32	100		109
El Paso Natural Gas Co.	8.375%	6/15/32	62		75
Kerr-McGee Corp.	7.875%	9/15/31	150		179
Peabody Energy Corp.	6.875%	3/15/13	18		18
Pogo Producing Co.	6.875%	10/1/17	11		11
SemGroup LP	8.750%	11/15/15	5		5	A
The Williams Cos. Inc.	7.125%	9/1/11	270		281
The Williams Cos. Inc.	8.750%	3/15/32	50		56
XTO Energy Inc.	7.500%	4/15/12	145		158

					1,342

Paper and Forest Products — 0.2%
Weyerhaeuser Co.	6.125%	3/15/07	54		54

Pharmaceuticals — 0.3%
GlaxoSmithKline Capital PLC	4.000%	6/16/25	102	EUR	126

Real Estate Investment Trusts — 0.1%
Host Marriott LP	6.750%	6/1/16	10		10
Ventas Inc.	8.750%	5/1/09	10		11
Ventas Inc.	6.750%	6/1/10	10		10
Ventas Inc.	7.125%	6/1/15	10		10

					41

Real Estate Management and Development — N.M.
Forest City Enterprises Inc.	6.500%	2/1/17	6		6

38  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†		Value

Corporate Bonds and Notes — Continued

Road and Rail — 0.2%
Hertz Corp.	8.875%	1/1/14	$10		$10	A
Horizon Lines LLC	9.000%	11/1/12	11		12
Kansas City Southern Railway	9.500%	10/1/08	29		30

					52

Textiles, Apparel and Luxury Goods — N.M.
Oxford Industries Inc.	8.875%	6/1/11	10		10

Thrifts and Mortgage Finance — 0.8%
Realkredit Danmark A.S	4.000%	10/1/38	1,884	DKK	306

Tobacco — 0.8%
Altria Group Inc.	5.625%	11/4/08	120		120
Altria Group Inc.	7.000%	11/4/13	160		174

					294

Wireless Telecommunication Services — 1.0%
Nextel Communications Inc.	7.375%	8/1/15	20		20
Sprint Capital Corp.	7.625%	1/30/11	50		54
Sprint Capital Corp.	8.375%	3/15/12	100		111
Telefonica Emisones S.A.U	5.375%	2/2/18	95	GBP	177

					362

Total Corporate Bonds and Notes (Cost — $13,755)					14,363

Asset-Backed Securities — N.M.
RAAC, Series 2006-RP4 A	5.610%	1/25/46	—	E	—	A,C,F

Total Asset-Backed Securities (Cost — $—)F					—	G

Annual Report to Shareholders  39

		Maturity	Par/
	Rate	Date	Shares†	Value

Mortgage-Backed Securities — 0.5%
GMAC Commercial Mortgage Securities Inc. 1999-CTL1	0.734%	12/15/16	$1,895	$8	A,G1,H
Thornburg Mortgage Securities Trust 2006-3 A3	5.430%	6/25/36	191	190	C

Total Mortgage-Backed Securities (Cost — $388)				198

U.S. Government and Agency Obligations — 5.2%
Fixed Rate Securities — 3.3%
United States Treasury Bonds	4.500%	2/15/36	60	57
United States Treasury Notes	3.000%	11/15/07	1,200	1,179

				1,236

Treasury Inflation-Protected SecuritiesI — 1.9%
United States Treasury Inflation-Protected Security	2.375%	4/15/11	315	314
United States Treasury Inflation-Protected Security	2.500%	7/15/16	370	373

				687

Total U.S. Government and Agency Obligations (Cost — $1,929)				1,923

U.S. Government Agency Mortgage-Backed Securities — 28.4%
Fannie Mae	6.500%	7/1/29	96	99
Fannie Mae	5.000%	12/1/36	3,840	3,707	J
Fannie Mae	5.500%	12/1/36	900	890	J
Fannie Mae	6.000%	12/1/36	3,900	3,926	J
Fannie Mae	6.500%	12/1/36	100	102	J
Freddie Mac	6.500%	8/1/29	123	126
Freddie Mac	5.000%	12/1/36	300	289	J
Government National Mortgage Association	7.000%	8/15/28	11	11
Government National Mortgage Association	6.500%	10/15/31	307	316

40  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†	Value

U.S. Government Agency Mortgage-Backed Securities — Continued
Government National Mortgage Association	6.000%	11/15/32	$118	$120
Government National Mortgage Association	6.000%	12/1/36	700	710	J
Government National Mortgage Association	6.500%	12/1/36	300	308	J

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $10,623)				10,604

Yankee BondsK — 3.4%
Aerospace and Defense — 0.3%
Systems 2001 Asset Trust	6.664%	9/15/13	121	127	A

Commercial Banks — 0.8%
Glitnir Banki Hf	6.693%	6/15/16	130	134	A,B
Resona Preferred Global Securities	7.191%	12/29/49	50	52	A,B
Woori Bank	6.125%	5/3/16	125	128	B

				314

Diversified Telecommunication Services — 0.2%
Telecom Italia Capital SpA	5.250%	10/1/15	60	56

Energy Equipment and Services — N.M.
Compagnie Generale de Geophysique SA	7.500%	5/15/15	5	5

Industrial Conglomerates — 0.5%
Tyco International Group SA	6.125%	11/1/08	100	101
Tyco International Group SA	6.375%	10/15/11	85	89

				190

Insurance — 0.1%
XL Capital Ltd.	5.250%	9/15/14	20	20

Annual Report to Shareholders  41

		Maturity	Par/
	Rate	Date	Shares†		Value

Yankee BondsK — Continued

Media — N.M.
Rogers Cable Inc.	6.750%	3/15/15	$10		$11
Sun Media Corp.	7.625%	2/15/13	5		5

					16

Metals and Mining — 0.3%
Vale Overseas Ltd.	6.875%	11/21/36	90		92

Multi-Utilities — 0.4%
United Utilities PLC	6.450%	4/1/08	130		131

Oil, Gas and Consumable Fuels — 0.7%
Anadarko Finance Co.	7.500%	5/1/31	100		113
Gazprom Capital	6.212%	11/22/16	90		91	A
OMI Corp.	7.625%	12/1/13	10		10
OPTI Canada Inc.	8.250%	12/15/14	10		10	A
Teekay Shipping Corp.	8.875%	7/15/11	22		24
Western Oil Sands Inc.	8.375%	5/1/12	27		30

					278

Semiconductors and Semiconductor Equipment — N.M.
NXP BV/NXP Funding LLC	7.875%	10/15/14	5		5	A

Wireless Telecommunication Services — 0.1%
Rogers Wireless Inc.	6.375%	3/1/14	20		20

Total Yankee Bonds (Cost — $1,252)					1,254

Foreign Government Obligations — 21.9%
Canadian Real Return Bond	4.000%	12/1/31	83	CAD	104	I
Federal Republic of Germany	3.750%	1/4/15	850	EUR	1,108
Federal Republic of Germany	4.000%	7/4/16	210	EUR	279
Federal Republic of Germany	4.750%	7/4/34	90	EUR	132
Federal Republic of Germany	4.000%	1/4/37	440	EUR	576

42  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

		Maturity	Par/
	Rate	Date	Shares†		Value

Foreign Government Obligations — Continued
Federative Republic of Brazil	11.000%	8/17/40	$105		$139	K
Government of Japan	1.400%	12/20/13	98,000	JPY	821
Government of Japan	0.800%	9/10/15	31,000	JPY	259
Government of Japan	0.800%	12/10/15	17,000	JPY	139
Government of Japan	1.270%	3/20/21	19,000	JPY	160	C
Government of Poland	6.000%	5/24/09	655	PLN	232
Government of Poland	5.000%	10/24/13	920	PLN	314
Government of Poland	6.250%	10/24/15	364	PLN	134
Kingdom of Norway	6.500%	5/15/13	160	NOK	28
Kingdom of Norway	5.000%	5/15/15	1,760	NOK	294
Republic of Colombia	11.750%	2/25/20	14		20	K
Republic of France	4.750%	4/25/35	420	EUR	611
Republic of Panama	7.125%	1/29/26	54		58	K
Russian Federation	5.000%	3/31/30	470		531	A,B,K
United Kingdom of Great Britain and Northern Ireland	8.000%	6/7/21	50	GBP	132
United Kingdom Treasury Stock	4.750%	6/7/10	960	GBP	1,860
United Kingdom Treasury Stock	5.000%	3/7/12	35	GBP	69
United Kingdom Treasury Stock	5.000%	9/7/14	12	GBP	24
United Kingdom Treasury Stock	4.750%	3/7/20	16	GBP	32
United Mexican States	7.500%	4/8/33	101		119	K

Total Foreign Government Obligations (Cost — $7,861)					8,175

Common Stocks and Equity Interests — N.M.
Dynegy Inc.			—	F	—	F,L

Total Common Stocks and Equity Interests (Cost — $—)F					—	F

Warrants — N.M.
AT&T Latin America Cop			18	wts	—	F,L

Total Warrants (Cost — $—)F					—	F

Total Long-Term Securities (Cost — $35,808)					36,517

Annual Report to Shareholders  43

	Par/
	Shares†	Value

Short-Term Securities — 21.7%
Repurchase Agreements — 21.7%
Goldman, Sachs & Company 5.23%, dated 12/29/06, to be repurchased at $4,065 on 1/2/07 (Collateral: $4,045 Fannie Mae notes, 5.375%, due 11/15/11, value $4,146)	4,063	4,063

Merrill Lynch Government Securities Inc. 5.21%, dated 12/29/06, to be repurchased at $4,064 on 1/2/07 (Collateral: $4,095 Freddie Mac notes, 5.125%, due 10/15/08, value $4,146)	4,062	4,062

Total Short-Term Securities (Cost — $8,125)		8,125

Total Investments — 119.5% (Cost — $43,933)		44,642
Other Assets Less Liabilities — (19.5)%		(7,277)

Net Assets — 100.0%		$37,365

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedM
Bundesobligations Futures	March 2007	24	$(70)
Bundesobligations Futures	March 2007	31	(37)
Eurodollar Futures	December 2007	4	(2)

			$(109)

Futures Contracts WrittenM
U.S. Treasury Bond Futures	March 2007	2	$4
U.S. Treasury Note Futures	March 2007	15	22

			$26

44  Annual Report to Shareholders

Portfolio of Investments — Continued
Global Income Trust — Continued

A	Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 3.71% of net assets.

B	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2006.

D	Unit — A security which consists of a bond and warrants to purchase the common stock of the issuer.

E	Amount represents less than .05.

F	Amount represents less than $1.

G	Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

H	Illiquid security.

I	Inflation-Protected Security — Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

J	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

K	Yankee Bond — A dollar-denominated bond issued in the U.S. by a foreign entity.

L	Non-income producing.

M	Futures are described in more detail in the notes to financial statements.

†	Securities are denominated in U.S. Dollars, unless otherwise noted. Securities denominated in euro may not have been originally issued in euro, but were converted to euro from their local currencies as of January 1, 2002.

CAD — Canadian Dollar

DKK — Danish Krone

EUR — Euro

GBP — Great British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

PLN — Polish Zloty

N.M. — Not Meaningful.

See notes to financial statements.

Annual Report to Shareholders  45

Statement of Assets and Liabilities

Global Income Trust
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $35,808)		$36,517
Short-term securities at value (Identified Cost – $8,125)		8,125
Foreign currencies (Identified Cost – $780)		772
Cash		1,020
Receivable for securities sold		852
Receivable for fund shares sold		84
Appreciation of foreign currency		1,261
Interest income receivable		444
Other assets		1

Total assets		49,076

Liabilities:
Payable for securities purchased	$9,975
Payable for fund shares repurchased	56
Accrued management fee	5
Accrued distribution and service fees	16
Futures variation margin payable	82
Income distribution payable	4
Depreciation of foreign currency	1,492
Accrued expenses	81

Total liabilities		11,711

Net Assets		$37,365

Net assets consist of:
Accumulated paid-in-capital applicable to:
4,179 Primary Class shares outstanding		$39,691
Undistributed net investment income		491
Accumulated net realized loss on investments, options, futures and foreign currency transactions		(3,212)
Unrealized appreciation of investments, options, futures and foreign currency translations		395

Net Assets		$37,365

Net Asset Value Per Share:
Primary Class		$8.94

See notes to financial statements.

46  Annual Report to Shareholders

Statement of Operations

Global Income Trust
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Interest			$1,754

Expenses:
Advisory fee	292
Distribution and service fees	292
Audit and legal fees	65
Custodian fee	89
Directors’ fees and expenses	31
Registration fees	23
Reports to shareholders	43
Transfer agent and shareholder servicing expense	43
Other expenses	26

	904
Less: Fees waived	(357)
Compensating balance credits	(1)

Total expenses, net of waivers and compensating balance credits			546

Net Investment Income			1,208

Net Realized and Unrealized Gain on Investments:
Realized gain/(loss) on:
Investments	336
Futures	261
Options	—	A
Foreign currency transactions	83

			680

Change in unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	(40)
Assets and liabilities denominated in foreign currencies	11

			(29)

Net Realized and Unrealized Gain on Investments			651

Change in Net Assets Resulting From Operations			$1,859

A	Amounts less than $1.

See notes to financial statements.

Annual Report to Shareholders  47

Statement of Changes in Net Assets

Global Income Trust
(Amounts in Thousands)

	For the Years Ended December 31,
	2006	2005

Change in Net Assets:
Net investment income	$1,208	$1,343
Net realized gain on investments, options, futures and foreign currency transactions	680	400
Change in unrealized depreciation of investments, options, futures, and assets and liabilities denominated in foreign currencies	(29)	(2,093)

Change in net assets resulting from operations	1,859	(350)
Distributions to shareholders from net investment income	(1,212)	(1,739)
Change in net assets from Fund share transactions	(4,282)	(2,379)

Change in net assets	(3,635)	(4,468)
Net Assets:
Beginning of year	41,000	45,468

End of year	$37,365	$41,000

Undistributed net investment income	$491	$260

See notes to financial statements.

48  Annual Report to Shareholders

Financial Highlights

Global Income Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$8.79	$9.22	$8.74	$8.63	$8.10

Investment operations:
Net investment income	.28A	.28	.23	.28	.30
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	.15	(.35)	.49	.61	.53

Total from investment operations	.43	(.07)	.72	.89	.83

Distributions paid from:
Net investment income	(.28)	(.36)	(.24)	(.78)	(.30)

Total distributions	(.28)	(.36)	(.24)	(.78)	(.30)

Net asset value, end of year	$8.94	$8.79	$9.22	$8.74	$8.63

Total return	4.94%	(.77)%	8.39%	10.45%	10.51%

Ratios To Average Net Assets:B
Total expenses	2.32%	2.16%	2.18%	2.32%	2.18%
Expenses net of waivers, if any	1.40%	1.40%	1.53%	1.90%	1.90%
Expenses net of all reductions	1.40%	1.40%	1.53%	1.90%	1.90%
Net investment income	3.10%	3.02%	2.72%	2.83%	3.70%
Supplemental Data:
Portfolio turnover rate	362.7%	242.5%	245.2%	198.4%	141.0%
Net assets, end of year (in thousands)	$37,365	$41,000	$45,468	$44,450	$41,450

A	Computed using average daily shares outstanding.

B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders  49

Management’s Discussion of Fund Performance

Legg Mason International Equity Trust

Average annual total returns for the Fund for various periods ended December 31, 2006, are presented below, along with those of its benchmarks and several comparative indices:

Average Annual Total Returns
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	InceptionA

International Equity Trust:
Primary Class	+26.39%	+22.08%	+17.30%	+6.83%	+7.80%
Financial Intermediary Class	+27.28%	+22.97%	N/A	N/A	+27.31%
Institutional Class	+27.70%	+23.34%	+18.46%	N/A	+6.54%
MSCI EAFE IndexB	+26.34%	+19.93%	+14.98%	+7.71%	+8.35%
MSCI EM Index (Net)C	+32.17%	+30.52%	+26.59%	N/A	N/A
MSCI EM Index (Gross)D	+32.59%	+30.97%	+26.97%	+9.40%	+9.21%
S&P 500 Stock CompositeE	+15.79%	+10.44%	+6.19%	+8.42%	+11.33%

The performance data quoted represents past performance and does not guarantee future results. The performance stated might have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-426-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

For the year, the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (EAFE) Index advanced 26.34% in U.S. dollars. Among the major regions within the index, continental Europe and the U.K. led the strong index return, rising 36.4% and 30.7%,

A The inception date of the Primary Class is February 17, 1995. The inception date of the Financial Intermediary Class is May 16, 2003. The inception date of the Institutional Class is May 5, 1998. Index returns are for periods beginning February 28, 1995. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. Class R began operations on December 28, 2006 had a total return of −0.05% for the period ended December 31, 2006.
B The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index is a market capitalization-weighted index of approximately 1,100 stocks traded in 20 countries around the world.
C The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties.
D The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.
E A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
N/A — Not applicable.

50  Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued
Legg Mason International Equity Trust — Continued

respectively, while Japan was the laggard for the period, up 6.3%. The weakness of the U.S. dollar boosted the EAFE return for U.S.-dollar investors. The EAFE return was well ahead of the broad market indices in the U.S. and lagged the emerging markets index. The S&P 500 Stock Composite Index rose 15.79%, while the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) was up 32.17%.
The International Equity Trust participated in this positive market environment for equities, rising 26.39% for the year in line with the benchmark’s return. For the year, the Fund benefited from positive stock selection, most notably within continental Europe and the U.K. Region and sector weights also added value, including the exposure to emerging markets. Our investment process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the Fund across regions through the combination of Fund construction rules and sector ranks. As a result, the Fund was broadly diversified across the regions and sectors. At year-end, the Fund had a slight overweight relative to the benchmark in financials ex-banks and materials and a slight underweight in health care and consumer staples.

Batterymarch Financial Management, Inc.

January 22, 2007

Annual Report to Shareholders  51

Expense Example

International Equity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2006, and held through December 31, 2006. Class R began operations on December 28, 2006, therefore, an expense example is not presented.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

52  Annual Report to Shareholders

Expense Example — Continued
International Equity Trust — Continued

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/06	12/31/06	7/1/06 to 12/31/06

Primary Class:
Actual	$1,000.00	$1,148.10	$10.83
Hypothetical (5% return before expenses)	1,000.00	1,015.12	10.16

Financial Intermediary Class:
Actual	$1,000.00	$1,152.50	$6.89
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.46

Institutional Class:
Actual	$1,000.00	$1,154.50	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.52	4.74

A These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 2.00%, 1.27% and 0.93% for the Primary Class, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders  53

Performance Information

International Equity Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Financial Intermediary or Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Due to the limited operating history of Class R, a performance graph is not presented. Class R, which began operations on December 28, 2006 had a total return of −0.05% for the period ended December 31, 2006.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

54  Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+26.39%	+26.39%
Five Years	+122.03%	+17.30%
Ten Years	+93.61%	+6.83%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A An unmanaged index based on the share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

Annual Report to Shareholders  55

Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+27.28%	+27.28%
Life of Class*	+140.11%	+27.31%
* Inception date: May 16, 2003

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning April 30, 2003.

56  Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+27.70%	+27.70%
Five Years	+133.31%	+18.46%
Life of Class*	+73.02%	+6.54%
* Inception date: May 5, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C Index returns are for periods beginning April 30, 1998.

Annual Report to Shareholders  57

Industry Diversification
December 31, 2006
(Amounts in Thousands)

	%% of Net
	Assets	Value

Airlines	1.7%	$10,997
Auto Components	0.6	4,571
Automobiles	5.5	38,517
Capital Markets	1.1	7,696
Building Products	0.9	6,043
Capital Markets	1.9	13,220
Chemicals	1.6	10,519
Commercial Banks	17.0	116,847
Commercial Services and Supplies	0.1	693
Communications Equipment	0.4	3,217
Construction and Engineering	1.4	10,081
Construction Materials	1.0	6,461
Consumer Finance	0.5	3,277
Containers and Packaging	0.1	437
Distributors	0.6	4,618
Diversified Financial Services	1.5	10,107
Diversified Telecommunication Services	2.8	19,298
Electric Utilities	3.2	22,332
Electrical Equipment	1.3	8,952
Electronic Equipment and Instruments	0.7	4,964
Energy Equipment and Services	0.8	5,161
Food and Staples Retailing	3.0	20,392
Food Products	1.9	12,662
Health Care Equipment and Supplies	0.3	2,148
Health Care Providers and Services	0.3	1,838
Household Durables	2.2	14,607
Independent Power Producers and Energy Traders	0.3%	$2,095
Industrial Conglomerates	1.3	9,787
Insurance	6.4	43,515
IT Services	0.4	2,955
Machinery	3.2	21,770
Media	1.7	12,086
Metals and Mining	6.8	46,598
Multiline Retail	0.4	2,390
Multi-Utilities	2.0	13,964
Office Electronics	1.3	9,422
Oil, Gas and Consumable Fuels	7.3	50,966
Pharmaceuticals	4.1	28,373
Real Estate Investment Trusts (REITs)	0.7	4,851
Real Estate Management and Development	3.1	21,061
Road and Rail	0.4	2,952
Semiconductors and Semiconductor Equipment	0.8	5,888
Specialty Retail	0.7	4,968
Thrifts and Mortgage Finance	0.4	2,893
Trading Companies and Distributors	2.9	19,995
Water Utilities	0.3	2,366
Wireless Telecommunication Services	1.7	11,719
Short-Term Investments	1.3	8,878

Total Investment Portfolio	99.9	689,147
Other Assets Less Liabilities	0.1	690

Net Assets	100.0%	$689,837

58  Annual Report to Shareholders

Portfolio of Investments

International Equity Trust
December 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.3%
Australia — 2.5%
BHP Billiton Ltd.	125	$2,504
Caltex Australia Ltd.	110	1,992
Downer EDI Ltd.	126	693
GPT Group	634	2,802
Leighton Holdings Ltd.	90	1,439
Macquarie Bank Ltd.	42	2,622
QBE Insurance Group Ltd.	213	4,847

		16,899

Austria — 0.6%
Boehler-Uddeholm AG	24	1,710
voestalpine AG	48	2,731

		4,441

Belgium — 2.0%
Delhaize Group	63	5,224
Dexia	156	4,260
Fortis	102	4,363

		13,847

Brazil — 0.7%
Companhia Vale do Rio Doce (CVRD) – ADR	47	1,244
Petroleo Brasileiro SA – ADR	17	1,614
Unibanco – Uniao de Bancos Brasileiros SA – GDR	23	2,120

		4,978

Canada — 2.2%
Bank of Nova Scotia	34	1,521
Canadian Pacific Railway Ltd.	56	2,952
Lundin Mining Corp.	77	2,857	A
Royal Bank of Canada	52	2,456
Shaw Communications Inc.	32	1,024
The Toronto-Dominion Bank	31	1,826

Annual Report to Shareholders  59

	Shares/Par	Value

Canada — Continued
TransAlta Corp.	92	$2,095
Yellow Pages Income Fund	57	634	B

		15,365

China — 0.4%
Guangzhou R&F Properties Co. Ltd.	1,253	2,704

Denmark — 0.6%
Carlsberg A/S – Class B	15	1,460
Topdanmark A/S	17	2,826	A

		4,286

Finland — 1.7%
Nokia Oyj	158	3,217
Outokumpu Oyj	171	6,700
Wartsila Corp.	36	1,917

		11,834

France — 11.5%
Air France-KLM	112	4,696
Assurances Generales de France	35	5,485
AXA	133	5,366
BNP Paribas	83	9,067
Cap Gemini SA	47	2,955
Compagnie de Saint-Gobain	72	6,043
Nexans SA	12	1,497
PPR	16	2,390
Renault SA	34	4,094
Rhodia SA	860	2,997	A
Societe Generale	34	5,829
Suez SA	151	7,790
Total SA	92	6,620
Vallourec SA	25	7,267

60  Annual Report to Shareholders

Portfolio of Investments — Continued
International Equity Trust — Continued

	Shares/Par	Value

France — Continued
Vinci SA	29	$3,729
Vivendi	93	3,618

		79,443

Germany — 5.8%
Bayerische Motoren Werke AG	87	5,002
Celesio AG	34	1,838
Deutsche Bank AG	35	4,740
Deutsche Lufthansa AG	89	2,443
Deutsche Postbank AG	20	1,688
E.ON AG	12	1,608
Lanxess	68	3,828	A
Metro AG	51	3,251
RWE AG	33	3,614
Salzgitter AG	20	2,575
Siemens AG	72	7,153
Suedzucker AG	92	2,232

		39,972

Greece — 0.4%
Alpha Bank A.E	42	1,277
Titan Cement Co.	21	1,128

		2,405

Hong Kong — 2.1%
China Overseas Land and Investment Ltd.	2,589	3,468
Esprit Holdings Ltd.	167	1,864
Hutchison Telecommunications International Ltd.	786	1,987	A
Kerry Properties Ltd.	308	1,439
Li and Fung Ltd.	971	3,027
Sino Land Co. Ltd.	1,004	2,344

		14,129

Ireland — 0.2%
Irish Life and Permanent PLC	59	1,638

Annual Report to Shareholders  61

	Shares/Par	Value

Italy — 4.9%
Banche Popolari Unite Scpa	166	$4,572
Capitalia SpA	380	3,591
Compagnia Assicuratrice Unipol SpA	351	1,264
ENI SpA	213	7,149
Fiat SpA	120	2,296	A
Saipem SpA	104	2,696
Seat Pagine Gialle SpA	5,843	3,481
Telecom Italia SpA	470	1,419
UniCredito Italiano SpA	840	7,359

		33,827

Japan — 21.8%
Astellas Pharma Inc.	33	1,509
Canon Inc.	24	1,374
Canon Marketing Japan Inc.	70	1,591
Dowa Holdings Co. Ltd.	146	1,249
Dowa Holdings Co. Ltd. — Rights	146	62	A,C
Exedy Corp.	21	638
Fuji Electric Holdings Co. Ltd.	453	2,455
Fuji Heavy Industries Ltd.	198	1,017
Haseko Corp.	701	2,508	A
Hokkaido Electric Power Co. Inc.	131	3,346
Honda Motor Co. Ltd.	209	8,246
Ishikawajima-Harima Heavy Industries Co. Ltd.	1,414	4,788
Itochu Corp.	584	4,795
JTEKT Corp.	51	1,082
Kobe Steel Ltd.	317	1,087
Konica Minolta Holdings Inc.	162	2,280	A
Lawson Inc.	48	1,708
Leopalace21 Corp.	156	4,978
Marubeni Corp.	900	4,568
Mazda Motor Corp.	545	3,723
Minebea Co. Ltd.	420	2,936
Mitsubishi Electric Corp.	486	4,437
Mitsubishi UFJ Financial Group Inc.	1	10,327

62  Annual Report to Shareholders

Portfolio of Investments — Continued
International Equity Trust — Continued

	Shares/Par	Value

Japan — Continued
Mitsui and Co. Ltd.	391	$5,845
Nippon Steel Corp.	976	5,610
Nitto Denko Corp.	53	2,644
NTN Corp.	81	726
ORIX Corp.	11	3,277
Ricoh Co. Ltd.	283	5,768
Rohm Co. Ltd.	58	5,785
Sekisui Chemical Co. Ltd.	245	1,954
Seven and I Holdings Co. Ltd.	120	3,734
Showa Denko K.K.	274	1,050
Sumitomo Corp.	1	8
Sumitomo Electric Industries Ltd.	36	563
Sumitomo Mitsui Financial Group Inc.	0.1	1,425
Takeda Pharmaceutical Co. Ltd.	122	8,382
The Gunma Bank Ltd.	195	1,172
The Tokyo Electric Power Co. Inc.	213	6,904
Toyoda Gosei Co. Ltd.	36	843
Toyota Motor Corp.	180	12,065
Urban Corp.	325	4,926
Yamaha Motor Co. Ltd.	66	2,074
Yaskawa Electric Corp.	429	4,964

		150,423

Mexico — 0.2%
Cemex SA de CV – ADR	35	1,184

Netherlands — 3.7%
Aalberts Industries N.V.	9	795
ABN AMRO Holding N.V.	135	4,351
Heineken N.V.	62	2,962
ING Groep N.V.	130	5,744
Koninklijke (Royal) KPN N.V.	198	2,808
Mittal Steel Co. N.V.	65	2,743

Annual Report to Shareholders  63

	Shares/Par	Value

Netherlands — Continued
Nutreco Holding N.V.	42	$2,717
Wolters Kluwer N.V.	116	3,329

		25,449

Norway — 1.8%
Aker Kvaerner ASA	4	486
DNB NOR ASA	250	3,545
Petroleum Geo-Services ASA	84	1,979
Statoil ASA	38	1,006
Telenor ASA	277	5,213

		12,229

Portugal — 1.0%
Banco Espirito Santo SA	87	1,566
EDP – Energias de Portugal SA	1,094	5,540

		7,106

Russia — 0.3%
Gazprom – ADR	45	2,047

Singapore — 0.7%
China Flexible Packaging Holdings Ltd.	1,560	437
Fraser and Neave Ltd.	331	971
Keppel Corp. Ltd.	145	1,663
Suntec Real Estate Investment Trust	1,727	2,049

		5,120

South Africa — 0.5%
Impala Platinum Holdings Ltd.	130	3,413

South Korea — 1.2%
GS Engineering and Construction Corp.	42	3,786
Samsung Corp.	145	4,779	A

		8,565

64  Annual Report to Shareholders

Portfolio of Investments — Continued
International Equity Trust — Continued

	Shares/Par	Value

Spain — 3.1%
ACS, Actividades de Construccion y Servicios SA	20	$1,127
Banco Santander Central Hispano SA	394	7,350
Red Electrica de Espana	115	4,934
Telefonica SA	357	7,594

		21,005

Sweden — 1.3%
Boliden AB	144	3,689
Swedbank AB	153	5,564

		9,253

Switzerland — 4.9%
Baloise Holding AG	15	1,491
Converium Holding AG	133	1,781
Holcim Ltd.	45	4,149
Julius Baer Holding Ltd.	21	2,356
Nestle SA	15	5,208
Novartis AG	118	6,782
Roche Holding AG	33	5,969
Swiss Life Holding	6	1,565
UBS AG	23	1,371
Zurich Financial Services AG	11	3,027

		33,699

Taiwan — N.M.
Siliconware Precision Industries Co. – ADR	13	103

United Kingdom — 22.2%
Amvescap PLC	183	2,131
Anglo American PLC	114	5,570
AstraZeneca PLC	44	2,347
Aviva PLC	151	2,422
Barclays PLC	703	10,052
Barratt Developments PLC	96	2,322
Bellway PLC	35	1,046
BG Group PLC	454	6,166

Annual Report to Shareholders  65

	Shares/Par		Value

United Kingdom — Continued
BHP Billiton PLC	70		$1,282
Bovis Homes Group PLC	87		1,842
BP PLC	1,208		13,429
Brit Insurance Holdings PLC	308		1,907
British Airways PLC	374		3,858	A
British Land Co. PLC	36		1,202
Cable & Wireless	733		2,264
Charter PLC	128		2,259	A
Drax Group PLC	—	D	—	E
DSG International PLC	828		3,104
GKN PLC	568		3,090
GlaxoSmithKline PLC	129		3,384
HBOS PLC	263		5,831
Hiscox Ltd.	134		738
HSBC Holdings PLC	230		4,196
Kelda Group PLC	131		2,366
Legal & General Group PLC	1,276		3,934
Lloyds TSB Group PLC	401		4,491
National Grid PLC	177		2,560
Northern Rock PLC	125		2,893
Persimmon PLC	165		4,935
Premier Foods PLC	424		2,505
Prudential PLC	381		5,224
Rio Tinto PLC	30		1,572
Royal Bank of Scotland Group PLC	292		11,411
Royal Dutch Shell PLC	103		3,620
Royal Dutch Shell PLC – B shares	114		4,008
Scottish and Newcastle PLC	299		3,274
Tesco PLC	817		6,475
Tullow Oil PLC	425		3,315
Vodafone Group PLC	3,512		9,732

			152,757

Total Common Stocks and Equity Interests (Cost — $569,296)			678,121

66  Annual Report to Shareholders

Portfolio of Investments — Continued
International Equity Trust — Continued

	Shares/Par	Value

Preferred Stocks — 0.3%
Germany — 0.3%
Fresenius AG	10	$2,148

Total Preferred Stocks (Cost — $545)		2,148

Repurchase Agreements — 1.3%

Bank of America 5.24%, dated 12/29/06, to be repurchased at $4,442 on 1/2/07 (Collateral: $4,485 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $4,526)	$4,439	4,439

Goldman, Sachs & Company 5.21%, dated 12/29/06, to be repurchased at $4,442 on 1/2/07 (Collateral: $4,808 Fannie Mae mortgage-backed securities, 4.5%, due 8/1/35, value $4,523)	4,439	4,439

Total Repurchase Agreements (Cost — $8,878)		8,878

Total Investments — 99.9% (Cost — $578,719)		689,147
Other Assets Less Liabilities — 0.1%		690

Net Assets — 100.0%		$689,837

A Non-income producing.

B Unit — A security which consists of a bond and warrants to purchase the common stock of the issuer.

C Illiquid security valued at fair value under procedures approved by the Board of Directors.

D Amount represents less than .05.

E Amount represents less than $1.

ADR — American Depository Receipt.

See notes to financial statements.

Annual Report to Shareholders  67

Statement of Assets and Liabilities

International Equity Trust
December 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $569,841)		$680,269
Short-term securities at value (Identified Cost – $8,878)		8,878
Cash and foreign currencies		20
Receivable for fund shares sold		2,050
Dividend and interest receivable		743

Total assets		691,960

Liabilities:
Payable for fund shares repurchased	$1,050
Accrued management fee	429
Accrued distribution and service fees	379
Accrued expenses	265

Total liabilities		2,123

Net Assets		$689,837

Net assets consist of:
Accumulated paid-in-capital applicable to:
22,871 Primary Class shares outstanding		$358,397
1 Class R		10
1,501 Financial Intermediary Class shares outstanding		19,100
10,341 Institutional Class shares outstanding		187,721
Undistributed net investment income/(loss)		318
Undistributed net realized gain on investments and foreign currency transactions		13,843
Unrealized appreciation of investments and foreign currency translations		110,448

Net Assets		$689,837

Net Asset Value Per Share:
Primary Class		$19.66

Class R		$20.32

Financial Intermediary Class		$20.33

Institutional Class		$20.29

See notes to financial statements.

68  Annual Report to Shareholders

Statement of Operations

International Equity Trust
For the Year Ended December 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends	$10,003
Interest	523
Less foreign tax withheld	(787)

Total income			$9,739
Expenses:
Advisory fee	3,428
Distribution and service fees:
Primary Class	3,542
Class R	—	A
Financial Intermediary Class	54
Audit and legal fees	63
Custodian fee	298
Directors’ fees and expenses	57
Registration fees	76
Reports to shareholders	112
Transfer agent and shareholder servicing expense:
Primary Class	337
Financial Intermediary Class	26
Institutional Class	20
Other expenses	80

	8,093
Less: Compensating balance credits	—	A

Total expenses, net of compensating balance credits			8,093

Net Investment Income			1,646
Net Realized and Unrealized Gain on Investments:

Realized gain/(loss) on:
Investments	45,647	B
Foreign currency transactions	6,372

			52,019

Change in realized and unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	59,428
Assets and liabilities denominated in foreign currencies	(61)

			59,367

Net Realized and Unrealized Gain on Investments			111,386

Change in Net Assets Resulting From Operations			$113,032

A	Amounts less than $1.

B	Net of foreign taxes of $120. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders  69

Statement of Changes in Net Assets

International Equity Trust
(Amounts in Thousands)

	For the Years Ended
	December 31,
	2006	2005

Change in Net Assets:
Net investment income	$1,646	$1,225
Net realized gain on investments and foreign currency transactions	52,019	33,470
Change in unrealized appreciation of investments and foreign currency translations	59,367	9,059

Change in net assets resulting from operations	113,032	43,754
Distributions to shareholders from net investment income:
Primary Class	(192)	(640)
Class R	—	—
Financial Intermediary Class	(132)	(176)
Institutional Class	(1,340)	(332)
Distributions to shareholders from net realized gain on investments:
Primary Class	(13,624)	—
Class R	—	—
Financial Intermediary Class	(898)	—
Institutional Class	(6,151)	—
Change in net assets from Fund share transactions:
Primary Class	138,256	27,035
Class R	10	—
Financial Intermediary Class	10,713	(564)
Institutional Class	168,079	9,864

Change in net assets	407,753	78,941
Net Assets:
Beginning of year	282,084	203,143

End of year	$689,837	$282,084

Undistributed net investment income	$318	$245

See notes to financial statements.

70  Annual Report to Shareholders

Financial Highlights

International Equity Trust

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$16.06	$13.52	$11.21	$ 8.02	$9.19

Investment operations:

Net investment income/(loss)	.04A	.05	.02	.03	.02

Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	4.19	2.53	2.31	3.16	(1.19)

Total from investment operations	4.23	2.58	2.33	3.19	(1.17)

Distributions paid from:
Net investment income	(.01)	(.04)	(.02)	(.003)	—
Net realized gain on investments	(.62)	—	—	—	—

Total distributions	(.63)	(.04)	(.02)	(.003)	—

Net asset value, end of year	$19.66	$16.06	$13.52	$11.21	$8.02

Total return	26.39%	19.11%	20.86%	39.82%	(12.73)%

Ratios To Average Net Assets:B
Total expense	2.00%	2.11%	2.18%	2.39%	2.40%
Expenses net of waivers, if any	2.00%	2.10%	2.13%	2.25%	2.25%
Expenses net of all reductions	2.00%	2.10%	2.13%	2.25%	2.25%
Net investment income/(loss)	.21%	.42%	.25%	.42%	.23%
Supplemental Data:
Portfolio turnover rate	111.2%	118.0%	114.7%	130.9%	109.1%
Net assets, end of year (in thousands)	$449,534	$244,899	$180,864	$129,535	$81,032

A	Computed using average daily shares outstanding.

B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders  71

Class R:

	Period Ended
	December 31,
	2006C

Net asset value, beginning of year	$20.33

Investment operations:
Net investment income/(loss)	—	A
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	(.01)

Total from investment operations	(.01)

Net asset value, end of year	$20.32

Total return	(.05)%D

Ratios To Average Net Assets:B
Total expense	1.40%E
Expenses net of waivers, if any	1.40%E
Expenses net of all reductions	1.40%E
Net investment income/(loss)	(1.35)%E
Supplemental Data:
Portfolio turnover rate	111.2%D
Net assets, end of year (in thousands)	$10

C	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

D	Not annualized

E	Annualized

See notes to financial statements.

72  Annual Report to Shareholders

Financial Highlights — Continued
International Equity Trust — Continued

Financial Intermediary Class:

	Years Ended December 31,
	2006	2005	2004	2003F

Net asset value, beginning of year	$16.54	$13.94	$11.53	$ 9.03

Investment operations:
Net investment income	.16A	.18	.11	.01
Net realized and unrealized gain on investments, and foreign currency transactions	4.34	2.60	2.38	2.59

Total from investment operations	4.50	2.78	2.49	2.60

Distributions paid from:
Net investment income	(.09)	(.18)	(.08)	(.10)
Net realized gain on investments	(.62)	—	—	—

Total distributions	(.71)	(.18)	(.08)	(.10)

Net asset value, end of year	$20.33	$16.54	$13.94	$11.53

Total return	27.28%	20.03%	21.72%	29.12	%D

Ratios To Average Net Assets:B
Total expenses	1.27%	1.43%	1.55%	1.72	%E
Expenses net of waivers, if any	1.27%	1.35%	1.39%	1.50	%E
Expenses net of all reductions	1.27%	1.35%	1.39%	1.50	%E
Net investment income	.86%	1.20%	1.00%	.54	%E
Supplemental Data:
Portfolio turnover rate	111.2%	118.0%	114.7%	130.9%
Net assets, end of year (in thousands)	$30,502	$15,710	$13,661	$12,357

F	For the period May 16, 2003 (commencement of operations) to December 31, 2003.

See notes to financial statements.

Annual Report to Shareholders  73

Institutional Class:

	Years Ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$16.50	$13.98	$11.56	$ 8.27	$9.40

Investment operations:
Net investment income	.17A	.18	.14	.07A	.09A
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	4.39	2.64	2.39	3.32	(1.22)

Total from investment operations	4.56	2.82	2.53	3.39	(1.13)

Distributions paid from:
Net investment income	(.15)	(.30)	(.11)	(.10)	—
Net realized gain on investments	(.62)	—	—	—	—

Total distributions	(.77)	(.30)	(.11)	(.10)	—

Net asset value, end of year	$20.29	$16.50	$13.98	$11.56	$8.27

Total return	27.70%	20.38%	22.06%	41.32%	(12.02)%

Ratios To Average Net Assets:B
Total expenses	.93%	1.01%	1.07%	1.36%	1.37%
Expenses net of waivers, if any	.93%	1.01%	1.07%	1.25%	1.25%
Expenses net of all reductions	.93%	1.01%	1.07%	1.25%	1.25%
Net investment income	.88%	1.30%	1.29%	.75%	.99%
Supplemental Data:
Portfolio turnover rate	111.2%	118.0%	114.7%	130.9%	109.1%
Net assets, end of year (in thousands)	$209,791	$21,475	$8,618	$3,544	$134

See notes to financial statements.

74  Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

1. Organization and Significant Accounting Policies:
The Legg Mason Global Trust, Inc. (“Corporation”), consisting of the Emerging Markets Trust (“Emerging Markets”), Global Income Trust (“Global Income”) and the International Equity Trust (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end investment company. Emerging Markets and International Equity are diversified; Global Income is non-diversified.
Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Class of Global Income has not commenced operations. Emerging Markets has an additional authorized class of shares: Financial Intermediary Class which has not commenced operations. International Equity has two additional authorized classes of shares: Class R and Financial Intermediary Class. The income and expenses of Emerging Markets and International Equity are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation
Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
Each Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. A Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund could expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from

Annual Report to Shareholders  75

quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.
Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

Security Transactions
Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
For the year ended December 31, 2006, investment transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other

Emerging Markets	$—	$345,113	$—	$286,656
Global Income	115,818	22,533	120,005	22,909
International Equity	—	797,235	—	503,498

Foreign Currency Translation
Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 pm Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each fund.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could

76  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Compensating Balance Credits
The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Investment Income and Distributions to Shareholders
Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, which are calculated at the class level, if available, will be paid monthly for Global Income, and annually for Emerging Markets and International Equity. Net capital gain distributions are calculated at the composite level. Each fund distributes substantially all of its net capital gain, if any, annually in June. If necessary, a second distribution of such gains will be paid in December to avoid imposition of a federal excise tax. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by and under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on the portfolio of investments.

Annual Report to Shareholders  77

Foreign Taxes
Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.
Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to the repatriation of sales proceeds. As of December 31, 2006, there were deferred tax liabilities accrued on unrealized gains of $333 for Emerging Markets.

Other
In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:
No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the years ended December 31, were characterized as follows for tax purposes:

	Emerging		Global		International
	Markets		Income		Equity
	For the		For the		For the
	Years Ended		Years Ended		Years Ended
	December 31,		December 31,		December 31,
	2006	2005	2006	2005	2006	2005

Ordinary income	$16,485	$15,804	$1,212	$1,739	$5,884	$1,148
Long-term capital gains	26,725	14,744	—	—	16,452	—

Total distributions	$43,210	$30,548	$1,212	$1,739	$22,336	$1,148

78  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended December 31, 2006, realized capital and currency losses reflected in the accompanying financial statements, as shown in the table below, which will not be recognized for federal income tax purposes until 2007.

The tax basis components of net assets at December 31, 2006 were:

	Emerging	Global	International
	Markets	Income	Equity

Unrealized appreciation	$97,279	$1,190	$113,356
Unrealized depreciation	(3,418)	(648)	(3,744)

Net unrealized appreciation/(depreciation)	93,861	542	109,612
Undistributed ordinary income/(loss)	4,024	325	5,505
Undistributed long-term capital gains	8,255	—	9,529
Capital loss carryforwards	—	(3,168)	—
Post-October loss deferrals	(117)	—	—
Other temporary differences	(33)	(25)	(37)
Paid-in capital	272,062	39,691	565,228

Net assets	$378,052	$37,365	$689,837

The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2006, Global Income and International Equity utilized $402 and $16,866 respectively, of capital loss carry forwards to offset current year realized gains. Unused capital loss carryforwards for federal income tax purposes for the Funds at December 31, 2006, were:

Expiration	Global
Date	Income

2007	$869
2008	1,987
2009	107
2010	205

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2006, the Funds recorded the following permanent reclassifications, which relate primarily to reclassifications of gains/losses on currencies and paydown securities. Results of operations and net assets were not affected by these reclassifications.

Annual Report to Shareholders  79

	Emerging	Global	International
	Markets	Income	Equity

Undistributed net investment income	$(82)	$235	$91
Accumulated realized gain/(loss)	82	(235)	(91)

At December 31, 2006, the cost of investments for federal income tax purposes was $281,568 for Emerging Markets, $43,951 for Global Income, and $579,554 for International Equity.

3. Options and Futures:
As part of its investment program, Global Income may utilize options and futures. Emerging Markets and International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

80  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

Written option:	Impact on the Fund:

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of the sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that a Fund may forgo the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of the amounts reflected

Annual Report to Shareholders  81

in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at December 31, 2006, for Global Income are listed at the end of its portfolio of investments. Emerging Markets and International Equity had no open futures positions as of December 31, 2006.

4. Financial Instruments:
Emerging Market Securities
Each Fund invests in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts
As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.
Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

82  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

At December 31, 2006, open forward currency exchange contracts (expressed in the contractual currency) were:

Global Income:

		Contract to				Unrealized
Counterparty	Settlement Date	ReceiveA		DeliverA		Gain/(Loss)

Goldman Sachs	02/07/07	AUD	90	USD	68	$3
Deutche Bank AG	02/07/07	AUD	1,866	USD	1,408	63
Deutche Bank AG	02/07/07	CAD	205	USD	182	(6)
UBS AG	02/07/07	CAD	439	USD	390	(13)
Citibank N.A.	02/07/07	EUR	600	USD	779	15
Credit Suisse First Boston	02/07/07	EUR	900	USD	1,138	52
Deutche Bank AG	02/07/07	EUR	5,868	USD	7,399	359
Goldman Sachs	02/07/07	EUR	600	USD	785	8
Morgan Stanley	02/07/07	EUR	1,287	USD	1,623	78
JP Morgan Chase	02/07/07	EUR	207	USD	261	13
UBS AG	02/07/07	EUR	7,239	USD	9,116	454
UBS AG	02/07/07	GBP	77	USD	143	7
Citibank N.A.	02/07/07	GBP	300	USD	570	17
Credit Suisse First Boston	02/07/07	JPY	39,631	USD	336	(1)
Deutche Bank AG	02/07/07	JPY	569,381	USD	4,832	(22)
JP Morgan Chase	02/07/07	JPY	187,721	USD	1,593	(8)
Morgan Stanley	02/07/07	JPY	52,009	USD	442	(2)
Citibank N.A.	02/07/07	PLN	1,000	USD	344	1
Credit Suisse First Boston	02/07/07	SEK	13,507	USD	1,851	125
UBS AG	02/07/07	SEK	1,200	USD	165	11
Citibank N.A.	02/07/07	USD	1,482	SEK	10,807	(100)
Citibank N.A.	02/07/07	USD	470	AUD	622	(20)
Citibank N.A.	02/07/07	USD	752	CAD	847	24
Citibank N.A.	02/07/07	USD	253	DKK	1,500	(12)
Citibank N.A.	02/07/07	USD	1,956	JPY	231,088	4
Citibank N.A.	02/07/07	USD	10,988	EUR	8,690	(501)
Citibank N.A.	02/07/07	USD	1,095	PLN	3,375	(68)
Citibank N.A.	02/07/07	USD	2,310	GBP	1,234	(108)
Credit Suisse First Boston	02/07/07	USD	138	CAD	155	4
Credit Suisse First Boston	02/07/07	USD	7,701	EUR	6,114	(382)
Credit Suisse First Boston	02/07/07	USD	582	GBP	311	(28)
Deutche Bank AG	02/07/07	USD	306	NOK	2,036	(21)
Deutche Bank AG	02/07/07	USD	232	GBP	124	(11)
Deutche Bank AG	02/07/07	USD	413	SEK	3,010	(28)
Goldman Sachs	02/07/07	USD	406	AUD	520	(3)
Goldman Sachs	02/07/07	USD	2,097	EUR	1,666	(105)
Goldman Sachs	02/07/07	USD	1,691	JPY	199,102	9
Morgan Stanley	02/07/07	USD	530	AUD	702	(24)
Morgan Stanley	02/07/07	USD	432	JPY	50,000	10
JP Morgan Chase	02/07/07	USD	766	GBP	390	2
UBS AG	02/07/07	USD	593	DKK	3,509	(29)
UBS AG	02/07/07	USD	127	JPY	14,952	1
Deutche Bank AG	02/14/07	KRW	268,000	USD	287	1

	Net unrealized gain (loss) on open forward currency exchange contracts					$(231)

A	Definitions of currency abbreviations:

AUD — Australian dollar CAD — Canadian dollar DKK — Danish Kroner EUR — Euro GBP — British pound JPY — Japanese yen	KRW — South Korean won NOK — Norwegian krone PLN — Polish zloty SEK — Swedish krona USD — United States dollar

Annual Report to Shareholders  83

5. Transactions With Affiliates:
Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets.
LMFA currently intends to voluntarily waive fees or reimburse expenses to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the annual rates of average daily net assets specified below. The voluntary waivers are currently expected to continue until April 30, 2007, but may be terminated at any time. The following chart shows annual rates of management fees, expense limits, and management fees waived for each Fund:

			Year Ended
			December 31, 2006
	Management	Expense	Management
Fund	Fee	Limitation	Fees Waived

Emerging Markets
Primary Class	1.00%	2.25%	$161
Institutional	1.00%	1.25%	9
Global Income
Primary Class	0.75%	1.40%	260
International Equity
Primary Class	0.75%	2.10%	—
Class R	0.75%	1.60%	—
Financial Intermediary Class	0.75%	1.35%	—
Institutional Class	0.75%	1.10%	—

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received from Emerging Markets and 66 2/3% of the fee received by LMFA from International Equity.
Western Asset Management Company (“Western Asset”) serves as investment adviser to Global Income. Western Asset is responsible for the actual investment activity of the Fund, for which LMFA pays Western Asset a fee at an annual rate equal to 53 1/3% of the fee LMFA receives from Global Income.

84  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

Western Asset Management Company Limited (“WAML”) serves as investment sub-adviser to Global Income. Western Asset (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund’s average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund’s average daily net assets, net of any waivers.
Legg Mason Investor Services, LLC (“LMIS”) serves as distributor for the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s respective Class’s average daily net assets, calculated daily and payable monthly, as follows:

			Year Ended
			December 31, 2006
			Distribution
	Distribution	Service	Fees
	Fee	Fee	Waived

Emerging Markets
Primary Class	0.75%	0.25%	$219
Global Income
Primary Class	0.50%	0.25%	97
International Equity
Primary Class	0.75%	0.25%	—
Class R	0.25%	0.25%	—
Financial Intermediary	—	0.25%	—

LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Funds’ transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LMFS the following amounts for the year ended December 31, 2006: Emerging Markets, $13; Global Income, $4; and International Equity, $19.
LMFA, Batterymarch, Western Asset, WAML, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.
Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

6. Line of Credit:
The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. None of the Funds utilized the line of credit during the year ended December 31, 2006.

Annual Report to Shareholders  85

7. Fund Share Transactions:
At December 31, 2006, there were 125,000 shares authorized at $.001 par value for all active classes of Emerging Markets and Global Income. At December 31, 2006, there were 125,000 shares authorized at $.001 par value for the Primary and Institutional Classes of International Equity, 100,000 shares authorized at $.001 par value for its Financial Intermediary Class, and 500,000 shares authorized at $.001 par value for Class R. Share transactions were:

Emerging Markets

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares		Amount

Primary Class
Shares sold	6,246	$137,825	2,802		$51,509
Shares issued on reinvestment	1,762	39,402	1,499		28,432
Shares repurchased	(3,752)	(80,816)	(2,222)		(40,586)

Net Change	4,256	$96,411	2,079		$39,355

Institutional Class
Shares sold	872	$19,470	757	B	$14,168	B
Shares issued on reinvestment	114	2,574	71	B	1,391	B
Shares repurchased	(355)	(7,765)	(245	)B	(4,826	)B

Net Change	631	$14,279	583	B	$10,733	B

Global Income

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount

Primary Class
Shares sold	431	$3,801	689	$6,254
Shares issued on reinvestment	125	1,098	175	1,567
Shares repurchased	(1,041)	(9,181)	(1,131)	(10,200)

Net Change	(485)	$(4,282)	(267)	$(2,379)

B	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

86  Annual Report to Shareholders

Notes to Financial Statements — Continued
Legg Mason Global Trust, Inc. — Continued

International Equity

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount

Primary Class
Shares sold	9,945	$179,058	4,174	$59,499
Shares issued on reinvestment	674	13,067	39	615
Shares repurchased	(2,998)	(53,869)	(2,338)	(33,079)

Net Change	7,621	$138,256	1,875	$27,035

Class RC
Shares sold	1	$10	—	—
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	—	—

Net Change	1	$10	—	—

Financial Intermediary Class
Shares sold	741	$14,074	123	$1,728
Shares issued on reinvestment	44	885	10	156
Shares repurchased	(234)	(4,246)	(163)	(2,448)

Net Change	551	$10,713	(30)	$(564)

Institutional Class
Shares sold	10,299	$191,654	930	$13,535
Shares issued on reinvestment	370	7,466	21	331
Shares repurchased	(1,630)	(31,041)	(266)	(4,002)

Net Change	9,039	$168,079	685	$9,864

C	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

8. Recent Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Funds and has determined that the adoption of FIN 48 will not have a material impact on the Funds’ financial statements. FIN 48 is effective for fiscal periods beginning after June 1, 2007.

Annual Report to Shareholders  87

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

88  Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Trust, Global Income Trust and International Equity Trust and to the Directors of Legg Mason Global Trust, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Emerging Markets Trust, Global Income Trust and International Equity Trust (comprising Legg Mason Global Trust, Inc., hereafter referred to as the “Funds”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 23, 2007

Annual Report to Shareholders  89

Directors and Officers

The table below provides information about the Corporation’s director and officers, including biographical information about their business experience and information about their relationship with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light St, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name,	Term of	Number of
(Year of Birth) and	Office and Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
INDEPENDENT DIRECTORSB:
Hearn, Ruby P. (1940) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.
Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).
Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1993	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chief Executive Officer of The Marrow Foundation (non-profit) since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

90  Annual Report to Shareholders

Directors and Officers — Continued

Name,	Term of	Number of
(Year of Birth) and	Office and Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORSC:
Curley Jr., John F. (1939) Chairman and Director	Since 1993	Chairman and Director/Trustee of all Legg Mason funds consisting of 21 portfolios.	None
Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 25 portfolios.	None
Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Annual Report to Shareholders  91

Name,	Term of	Number of
(Year of Birth) and	Office and Length	Funds in Fund	Other
Position with	of Time	Complex	Directorships	Principal Occupation(s)
Corporation	ServedA	Overseen	Held	During the Past Five Years
EXECUTIVE OFFICERS:
Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	Vice President and Chief Financial Officer of all Legg Mason funds consisting of 21 portfolios.	None
Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds consisting of 21 portfolios.	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).
Hughes, Wm. Shane (1968) Treasurer	Since 2006	Treasurer of Legg Mason Equity funds consisting of 14 portfolios.	None
Treasurer, Legg Mason Equity Funds, since 2006. Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005). Assistant Treasurer Legg Mason Equity Funds (1999-2006).

Wachterman, Richard M. (1947) Secretary	Since 2004	Secretary of all Legg Mason funds consisting of 21 portfolios.	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS
AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE
COMMISSION WEBSITE (http://www.sec.gov).

A	Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C	Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

92  Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust’s Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Management Agreement

At its November 2006 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Global Trust on behalf of Emerging Markets Trust and International Equity Trust; the Investment Advisory and Management Agreement between the Manager and Global Trust on behalf of Global Income Trust; the Investment Advisory Agreements between the Manager and Western Asset Management Company (for Global Income Trust) and between the Manager and Batterymarch Financial Management, Inc. (for International Equity Trust and Emerging Markets Trust) (each an “Adviser”) and the Investment Sub-Advisory Agreement between Western Asset Management Company and Western Asset Management Company Limited (for Global Income Trust) (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of each series of Global Trust and its shareholders. The evaluation was largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to each series of Global Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of each series of Global Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Global Trust requested certain information from the Manager, the Adviser, and the Sub-Adviser on behalf of the Independent Directors, and in response, the Manager, the Adviser, and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2006 at which materials relating to each Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each series of Global Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Advisers, the Sub-Adviser and their personnel, and the Board members’ familiarity with their culture, and the manner in which the management entities have sought to strengthen and enhance themselves.

Annual Report to Shareholders  93

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s, the Advisers’ and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Advisers’ and Sub-Adviser’s investment process. In assessing performance, the Board compared the returns of each series of Global Trust to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered the performance of each series of Global Trust in the context of the risk undertaken by the portfolio manager. The Board noted the performance record of each series of Global Trust and the measures that the Manager and the respective Advisers and the Sub-Adviser were taking in an effort to maintain or achieve long-term performance. The Board also considered the additional services provided by the Manager to each series of Global Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Advisers’ and Sub-Adviser’s procedures for executing portfolio transactions for each series of Global Trust. The Board also reviewed each Adviser’s and the Sub-Adviser’s reports on its policies and procedures for the selection of brokers and dealers and Batterymarch’s report on obtaining research from its brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager, the Advisers and the Sub-Adviser in providing services to each series of Global Trust and profitability for the Manager and its affiliates from their overall association with each series of Global Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of each series of Global Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Advisor and the Sub-Adviser in providing service to Global Trust were shared with Global Trust, the Board satisfied itself that the fees paid by each series at its current asset level are appropriate and noted that the Manager has voluntarily waived fees for each series. The Board also compared the advisory and sub-advisory fee schedule for each series of Global Trust to the advisory and sub-advisory fees charged by each Adviser and Sub-Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of each Adviser and Sub-Adviser to each series of Global Trust and to the other accounts. Finally, the Board considered the benefits accruing to the Manager, each Adviser and Sub-Adviser and its affiliates by virtue of their relationship to each series of Global Trust.

Fund Information

Investment Advisers
For Emerging Markets Trust and International Equity Trust:
Batterymarch Financial Management, Inc.
Boston, MA

For Global Income Trust:
Western Asset Management Company
Pasadena, CA

Investment Sub-Adviser
For Global Income Trust:
Western Asset Management Company Limited
London, England

Investment Manager
Legg Mason Fund Adviser, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or Fund’s accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-042/A (2/07) 07-0087

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Global Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.
(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accounting Fees and Services
(a)	Audit Fees
PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $108,625 Fiscal Year End December 31, 2006 — $114,175

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $3,150 Fiscal Year End December 31, 2006 — $3,300

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above. There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.
	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year End December 31, 2005 — $279,508 Fiscal Year End December 31, 2006 — $327,554

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Global Trust, Inc.

By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.
Date: February 27, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.
Date: February 27, 2007

By: /s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Global Trust, Inc.
Date: February 26, 2007